UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2010

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29801	94-3296648
(Commission File Number)	(IRS Employer Identification Number)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 10, 2010, InterMune, Inc., or InterMune, held its annual meeting of stockholders. The following matters set forth in InterMune’s definitive proxy statement on Schedule 14A dated April 14, 2010 and filed with the Securities and Exchange Commission were voted on at the annual meeting of stockholders and the results of such voting are indicated below.

1.	The election of the two nominees listed below to serve until the 2013 annual meeting of stockholders or until their successors are elected.

	For	Withheld	Broker Non-Vote
David S. Kabakoff, Ph.D.	44,314,076	56,971	3,304,071
Daniel G. Welch	43,706,471	664,576	3,304,071

2.	The selection, by InterMune’s Audit Committee of the Board of Directors, of Ernst & Young LLP as the independent registered public accounting firm of InterMune for its fiscal year ending December 31, 2010 was ratified.

For	Against	Abstained
47,571,322	100,014	3,782

There were no broker non-votes for this matter voted on.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2010	INTERMUNE, INC.

	By:	/s/ JOHN C. HODGMAN
John C. Hodgman
Senior Vice President of Finance Administration and Chief Financial Officer